EXHIBIT 99.4
                                  ------------

   The Confirmation between Credit Suisse Management LLC and the Counterparty



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[CREDIT SUISSE LOGO]        CREDIT SUISSE INTERNATIONAL

                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


                              Facsimile Cover Sheet


To:                                 Credit Suisse Management LLC

Attention:                          NY IRP Derivative Documentation

Fax number:                         +1 917 326 8603

Date:                               29 August 2006

Pages (including cover page):               7

Our Reference No: External ID: 53143395N / Risk ID: 447523730 & 447523732

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

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
For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com
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We are delighted to have entered into this transaction with you.



CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.


                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41


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[CREDIT SUISSE LOGO]        CREDIT SUISSE INTERNATIONAL

                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


                                                                  29 August 2006

Credit Suisse Management LLC
11 Madison Avenue
New York, NY 10010

External ID: 53143395N

--------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means Credit Suisse Management LLC.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         This Confirmation supplements, forms part of, and is subject to, the 1987 Interest Rate and Currency Exchange Agreement dated as of 16 July 1990 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:           Rate Cap Transaction

                  Notional Amount:            USD  46,200,000,  subject to
                                              amortization as set out in the
                                              Additional Terms

                  Trade Date:                 14 August 2006

                  Effective Date:             29 August 2006

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[CREDIT SUISSE LOGO]


                  Termination Date:           25 October 2010,  subject to
                                              adjustment in accordance  with
                                              the Following Business Day
                                              Convention.

         Fixed Amounts:

                  Fixed Rate Payer:           Counterparty

                  Fixed Rate Payer
                  Amount:                     USD 156,800

                  Fixed Rate Payer
                  Payment Date:               29 August 2006

         Floating Amounts:

                  Floating Amount
                  Payer:                      CSIN

                  Floating Rate
                  Payer Period End Dates:     The 25th of each month, commencing
                                              on 25 September 2006, and ending
                                              on October 25, 2010, inclusive,
                                              using No Adjustment to Period End
                                              Dates.

                  Floating Rate Payer
                  Payment Dates:              One Business Day prior to the
                                              Floating Rate Payer Period End
                                              Dates

                  Cap Strike Rate:            5.60%

                  Initial Calculation
                  Period: From and including 29 August 2006 up to but excluding the Payment Date scheduled to occur on 25
                                              September 2006

                  Floating Rate Option:       USD-LIBOR-BBA, subject to a
                                              maximum rate as set out below

                  Maximum Rate:               8.85%

                  Designated Maturity:        1 month

                  Spread:                     None

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                  Floating Rate
                  Day Count Fraction:         30/360

                  Reset Dates:                The first day of each Calculation
                                              Period

                  Compounding:                Inapplicable


         Business Days:                       New York

         Calculation Agent:                   CSIN

3. Account Details:

                  Payments to CSIN:           As advised separately in writing

                  Payments to Counterparty:   As advised separately in writing

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

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[CREDIT SUISSE LOGO]

                                ADDITIONAL TERMS


    Calculation Period Ending on:          Notional Amount in USD:
    -----------------------------          -----------------------
              25-Sep-06                         46,200,000.00
              25-Oct-06                         45,633,279.81
              25-Nov-06                         44,939,139.42
              25-Dec-06                         44,120,312.53
              25-Jan-07                         43,179,890.53
              25-Feb-07                         42,121,395.21
              25-Mar-07                         40,948,769.34
              25-Apr-07                         39,666,364.72
              25-May-07                         38,278,927.86
              25-Jun-07                         36,791,583.10
              25-Jul-07                         35,209,813.39
              25-Aug-07                         33,539,438.74
              25-Sep-07                         31,919,551.68
              25-Oct-07                         30,351,589.09
              25-Nov-07                         28,834,366.80
              25-Dec-07                         27,366,727.62
              25-Jan-08                         25,947,540.65
              25-Feb-08                         24,575,700.79
              25-Mar-08                         23,250,128.07
              25-Apr-08                         21,969,767.13
              25-May-08                         20,733,586.61
              25-Jun-08                         19,540,578.66

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              25-Jul-08                         18,389,758.39
              25-Aug-08                         17,280,163.30
              25-Sep-08                         16,210,852.84
              25-Oct-08                         15,180,907.88
              25-Nov-08                         14,189,430.21
              25-Dec-08                         13,235,542.09
              25-Jan-09                         12,318,385.76
              25-Feb-09                         11,437,123.02
              25-Mar-09                         10,590,934.75
              25-Apr-09                          9,779,020.49
              25-May-09                          9,000,598.01
              25-Jun-09                          8,254,902.94
              25-Jul-09                          7,541,188.27
              25-Aug-09                          6,858,724.05
              25-Sep-09                          6,206,796.96
              25-Oct-09                          5,584,709.93
              25-Nov-09                          4,991,781.76
              25-Dec-09                          4,427,346.79
              25-Jan-10                          3,890,754.55
              25-Feb-10                          3,381,369.36
              25-Mar-10                          2,898,570.06
              25-Apr-10                          2,441,749.63
              25-May-10                          2,010,314.90
              25-Jun-10                          1,603,686.21
              25-Jul-10                          1,221,297.14

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[CREDIT SUISSE LOGO]

              25-Aug-10                           862,594.16
              25-Sep-10                           527,036.37
              25-Oct-10                           214,095.22

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[CREDIT SUISSE LOGO]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                                Yours faithfully,

                                                Credit Suisse International



                                                 By: /s/ Carole Villoresi
                                                    ---------------------
                                                    Name: Carole Villoresi
                                                    Title: Authorized Signatory




Confirmed as of the date first written above:

Credit Suisse Management LLC



By: /s/ Yolanda Perez-Wilson
   -------------------------
     Name: Yolanda Perez-Wilson
     Title:  Assistant Vice President




Our Reference No: External ID: 53143395N / Risk ID: 447523730 & 447523732